EXHIBIT 99.1


                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:
                                    Proposed Emergency Hearing Date:
                                    February 28, 2005 requested
                                    Objection Date:  TBD
                                    Before the Honorable Judith K. Fitzgerald,
                                    U.S. Bankruptcy Judge

            DEBTORS' EMERGENCY MOTION FOR ENTRY OF INTERIM AND FINAL
    ORDERS PURSUANT TO SECTIONS 105(a), 362(a)(3) AND 541 OF THE BANKRUPTCY
          CODE (A) LIMITING CERTAIN TRANSFERS OF EQUITY SECURITIES OF
            THE DEBTORS AND (B) APPROVING RELATED NOTICE PROCEDURES
            -------------------------------------------------------

         Owens Corning and its affiliated debtors and debtors in possession (collectively, the "Debtors"), by and through their undersigned attorneys, hereby move the Court (the "Motion") for the entry of interim and final orders pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) limiting certain transfers of equity securities of the Debtors and (B) approving related notice procedures. In support of the Motion, the Debtors respectfully state as follows:(1)

                                  Jurisdiction
                                  ------------

         1. This Court has jurisdiction over this Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334. This Motion is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2).

         2. Venue of this proceeding and the Motion is proper in this District pursuant to 28 U.S.C. ss.ss. 1408 and 1409.


---------------------
(1) The facts and circumstances supporting this Motion are set forth in the Affidavit of Joseph J. Mikelonis, attached hereto.

                                   Background
                                   ----------
         3. Owens Corning, together with its debtor and non-debtor affiliates (collectively, the "Company"), is a world leader in the manufacture and sale of building material systems and composites systems. The Company employs approximately 18,000 persons worldwide and is headquartered in Toledo, Ohio.
         4. The Company produces and sells insulation, roofing systems, exterior systems for the home and glass fiber materials used in composites. The Debtors conduct their manufacturing, distribution and sales operations primarily in the United States, but the Company has operations worldwide.

         5. The Company has had net sales of over $5 billion per year for the last four years. Excluding provisions for asbestos litigation claims, Owens Corning has been profitable for years.

         6. The Debtors commenced these Chapter 11 cases to protect the Company's business and value for all of its constituents, and to resolve all claims, including asbestos claims, asserted against it.

                          The Debtors' Tax Attributes
                          ---------------------------
         7. The Debtors currently possess valuable tax attributes, including net operating loss carryforwards ("NOLs") that may substantially exceed $130 million as of December 31, 2004 and certain unrealized built-in deductions in excess of $1 billion, that are expected to be realized when the Debtors emerge from Chapter 11 (these NOLs and built-in deductions are collectively referred to herein as the "Tax Attributes").

         8. The Tax Attributes are an extremely valuable asset of the Debtors' estates because under the Internal Revenue Code (the "IRC"), the Tax Attributes generally can be utilized to offset the Debtors' taxable income in the taxable year in which they are realized, with any excess generally being carried forward (and thus reducing the Debtors' future aggregate tax obligations) or being carried back (and generating refunds of taxes paid in prior taxable periods).(2) The Debtors believe the Tax Attributes will be a vital asset of their reorganized business upon emergence from Chapter 11.

         9. The tax savings generated by the Tax Attributes - and the accompanying increase in the Debtors' cash flow while they are subject to Chapter 11, as well as after they emerge from Chapter 11 - will greatly facilitate the Debtors' successful reorganization. As one bankruptcy court has recognized, "what is certain is that NOL has a potential value, as yet undetermined, which will be of benefit to creditors and will assist [the debtors] in their reorganization process. This asset is entitled to protection while [the debtors] move forward toward reorganization." See In re Phar-Mor, Inc., 152 B.R. 924, 927 (Bankr. N.D. Ohio 1993).

         10. A corporation's ability to use its tax attributes is subject to certain limitations under the IRC. One limitation is contained in 26 U.S.C. ss. 382 ("Section 382"), which, for a corporation that undergoes an "ownership change," limits that corporation's ability to use its tax attributes to offset future income and, in certain circumstances, carry back such tax attributes to offset taxable income in prior taxable periods. For purposes of Section 382, an "ownership change" occurs if, immediately after a "testing date," as measured during a rolling 3-year "testing period,"(3) the percentage of the corporation's stock (measured by value) held by


---------------------
(2)      See 26 U.S.C. ss. 172.

(3) Generally, a "testing date" occurs when there is a change in the percentage of stock owned by a 5% shareholder before or after the change or when certain options to purchase the stock of the corporation are issued by the corporation. The "testing period" generally consists of the 3-year period ending on the testing date.

certain significant shareholders (i.e., shareholders owning 5% or more) increases by more than 50 percentage points.(4)

         11. If an ownership change under Section 382 occurs, the corporation's use of its tax attributes becomes subject to an annual limitation. The amount of such annual limitation generally equals the value of the corporation's equity on the change date multiplied by the "long-term tax-exempt rate," a rate which is published monthly by the Internal Revenue Service and is 4.27% for ownership changes occurring in February 2005.

         12. In the case of the Debtors, their current market capitalization, which is approximately $115 million as of February 23, 2005, would likely be considered to be the value of the corporation for purposes of Section 382. Using a long-term tax-exempt rate of 4.27%, if the Debtors experienced an ownership change prior to emerging from Chapter 11, their ability to use their Tax Attributes to offset future taxable income could be limited to approximately $4.9 million per year and they would likely be unable to carry back to prior taxable years (and receive a tax refund with respect to) certain of such Tax Attributes after they are realized upon emergence.

         13. Once all or part of a Tax Attribute is limited under Section 382, its use is generally limited forever, and once an equity interest in a loss corporation is transferred, the transfer cannot be nullified without court action. Thus, unrestricted transfers of Owens Corning's equity securities prior to emerging from Chapter 11 could hinder the Debtors' reorganization efforts by limiting their ability to maximize the utilization of their Tax Attributes.


---------------------
(4) Under IRC Section 382(g)(4)(A), all stockholders who individually hold less than 5% of the shares of stock of a company are generally deemed to be a single 5% stockholder throughout the 3-year testing period, and transfers between such stockholders are generally disregarded for purposes of determining whether an "ownership change" has occurred (the "Public Group Rule"). Thus, so long as more than half of the loss corporation's stock continues to be owned by "old and cold" less than 5% stockholders throughout the 3-year testing period, there will be no "ownership change" under Section 382.

         14. Restricting the transfer of Owens Corning's equity securities is particularly important in the Debtors' chapter 11 cases because certain entities have recently acquired substantial ownership stakes in Owens Corning's equity securities. If such acquisitions were allowed to continue prior to emerging from Chapter 11, an "ownership change" of the Debtors could occur, thereby significantly impairing the Debtors' ability to use their Tax Attributes.

         15. As a result of filings made with the Securities and Exchange Commission, the Debtors are aware of at least two entities that have acquired significant equity positions in Owens Corning within the applicable three-year testing period. One entity (Harbert Distressed Investment Master Fund Ltd.) acquired approximately 5.5 million shares of Owens Corning's common stock (approximately 10% of the shares outstanding) in the period leading up to December 3, 2004. Another entity (Lehman Brothers Holdings Inc.) acquired approximately 3.9 million shares of Owens Corning's common stock (approximately 7% of the shares outstanding) in the same time period. The aggregate 17% interest acquired by these two entities is treated under Section 382 as contributing towards an ownership change of the Debtors.

         16. This amount, when combined with other shifts in the ownership of Owens Corning's common stock during the three year testing period aggregating over 8 percentage points, lead the Debtors to conclude that there has already been an increase in the ownership of its 5% shareholders of approximately 25 percentage points during the current three year testing period.

         17. Because of the significant potential tax savings that could be lost if an "ownership change" occurs, the further trading of equity securities of Owens Corning must be restricted to avoid an ownership change and to facilitate a successful restructuring.

                               Relief Requested
                               ----------------

         18. By this Motion, the Debtors request that this Court enter interim and final orders establishing certain notice and waiting periods governing transfers of equity securities of Owens Corning. Such provisions will provide the Debtors with advance notice of transfers that may jeopardize their Tax Attributes and will enable the Debtors, if necessary, to obtain substantive relief from this Court. The limited relief requested in this Motion will enable Debtors to monitor certain transfers of equity and ensure that the Debtors are in a position to act expeditiously to prevent such transfers if necessary. Specifically, the Debtors request that the Court enter the proposed interim and final orders attached hereto, approving the procedures and restrictions contained therein (the "Notice and Hearing Procedures").

         19. The only restrictions sought by the Debtors are limitations upon
(i) acquisitions of equity securities of Owens Corning by persons or entities who already hold 4.75% or more of Owens Corning's equity securities (each, a "Substantial Equityholder"); (ii) acquisitions of equity securities of Owens Corning by persons or entities who hold less than 4.75% of Owens Corning's equity securities (including persons or entities that currently hold no equity securities of Owens Corning) if such acquisitions would cause such persons or entities to become Substantial Equityholders; and (iii) dispositions of equity securities of Owens Corning by Substantial Equityholders. The use of a 4.75% threshold (as opposed to a 5% threshold) is intended to provide the Debtors with a "cushion" to allow for the inherent ambiguity and complexity of Section
382. Such a cushion is customary in orders such as those sought herein.

         20. The restrictions sought by this Motion, which would not apply to trading among virtually all "small" public shareholders, are limited and minimal in nature and are consistent with the restrictions sought and granted in many other cases (see discussion below).

                             Applicable Authority
                             --------------------

A. Tax Attributes are Property of a Debtor's Estate Entitled to Protection
   -----------------------------------------------------------------------

         21. Courts have uniformly held that a debtor's Tax Attributes constitute property of the estate under Section 541 of the Bankruptcy Code. Courts also have uniformly held that they have the authority to impose measures intended to protect and preserve a debtor's NOLs. The seminal case articulating this rule is In re Prudential Lines, Inc., 107 B.R. 832 (Bankr. S.D.N.Y. 1989), aff'd, 119 B.R. 430 (S.D.N.Y. 1990), aff'd, 928 F.2d 565 (2d Cir. 1991), cert.
denied 502 U.S. 821 (1991). In Prudential Lines, the Court enjoined a parent corporation from taking a worthless stock deduction with respect to its equity in a bankrupt wholly-owned subsidiary, on the grounds that allowing the parent to take such a deduction would destroy its debtor-subsidiary's NOLs. In issuing the injunction, the Court held that the "debtor's potential ability to utilize NOLs is property of an estate," and that "the taking of a worthless stock deduction is an exercise of control over a debtor's NOLs" that was properly subject to the automatic stay. Prudential Lines, 107 B.R. 832, 838-42; see also In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla., July 21, 1994) (debtors' interest in their NOLs "constitutes property of the estate within the scope of [11 U.S.C. ss. 541(a)(1)] and is entitled to the protection of the automatic stay"); In re Phar-Mor, Inc., 152 B.R. 924, 926 (Bankr. N.D. Ohio 1993) ("the sale of stock is prohibited by ss. 362(a)(3) as an exercise of control over the NOL, which is property of the estate"); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (the debtors' NOL is property of the debtors' estates and is protected by the automatic stay).

         22. Because the Debtors' Tax Attributes are property of their estates, this Court has the authority under Section 362 of the Bankruptcy Code to enforce the automatic stay by restricting the transfer of equity securities of the Debtors, which could reduce the value of the Tax Attributes. Under
Section 382(h)(1)(B)(i) of the IRC, the built-in deductions of the Debtors are "subject to limitation under [Section 382] in the same manner as if such loss were [an NOL of the Debtor]." These built-in deductions are of the same value, provide the same benefit and are subject to limitation in the same manner as NOLs and thus the Debtors' potential ability to utilize such deductions are property of the Debtors' estate just as the potential ability to utilize NOLs are property of their estate.

B. Propriety of Relief Requested
   -----------------------------

         23. Courts have commonly restricted or enjoined transfers of claims or equity securities or issued other injunctive relief in order to protect a debtor against the possible loss of its NOLs; similarly, this Court should not hesitate to protect the Debtors against the possible loss of their Tax Attributes. See, e.g., In re Enron Corp., et al., Case No. 01-160-34 (ALT) (Bankr. S.D.N.Y. April 25, 2003) (no person can acquire debtor stock if (i) such person owns 4.75% of the debtors' stock before such acquisition or (ii) would own 4.75% of the debtor's stock after such acquisition and is provided 20 days notice of any proposed transfer of stock by a 4.75% stockholder); In re UAL Corp., et al., Case No. 02-B-48191 (ERW) (Bankr. N.D.Ill. February 24,
2003) (holders of substantial equity or claims interests must provide debtor notice of such holdings and must provide debtor 15 days notice to object to any proposed transfers or acquisitions of stock or claims that would increase the transferee's holdings to or above approximately 4.5% of all shares or a designated dollar threshold for claims); In re US Airways Group, Inc., et al., Case No. 02-83984 (SSM) (Bankr. E.D. Va. Oct. 2, 2002) (debtor provided 10 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $100 million in the aggregate face amount; $100 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re Williams Comm. Group. Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24, 2002) (debtor provided 30 days notice to object to proposed transfers of claims against the debtor that would increase the transferee's holdings to or above $200 million in the aggregate face amount; $200 million in claims was the lowest amount that could reasonably be expected to lead to a distribution of 5% of the stock in the reorganized debtor); In re
Metrocall, et al., Case No. 02-11579 (RB) (Bankr. D. Del. June 6, 2002)
(debtor provided 5 business days notice to object to proposed transfers of stock that would result in the transferee holding 5% or more of the debtor's stock or a reduction in the ownership interest of an existing 5% or greater shareholder); In re Casual Male Corp., Case No. 01-41404 (REG) (Bankr.
S.D.N.Y. May 18, 2001) (enjoining transfers of common stock and convertible notes that would result in the transferee's holdings increasing to or beyond 4.99%; debtor provided 30 days notice to object to proposed transfers of senior subordinated notes or other general unsecured claims against the debtor); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2,
2001) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of the debtor's common stock or decrease the ownership interest of an existing 5% or greater shareholder); In re Reliance Acceptance Group Inc., Case No. 98-288 (PJW) (Bankr. D. Del. Apr. 28, 1998) (debtor provided 30 days notice to object to proposed transfers that would result in the transferee holding 5% or more of debtor's common stock); In re First Merchants Acceptance Corp., 1998 Bankr. LEXIS 1816 (Bankr. D. Del. 1998) (debtor provided 30 days notice to object to proposed transfers of stock in the debtor that would increase the transferee's holdings to or above 300,000 shares of the debtor's stock and to any proposed transfers of 1995 subordinated reset notes or general unsecured claims against the debtor); In re Grossman's, Inc., Case No. 97-695 (PJW) (Bankr. D. Del. Oct. 9, 1997) (debtor provided 30 days notice to object to proposed transfers of stock that would increase the transferee's holdings to or above 1,350,000 shares of debtor's stock and to proposed transfers of general unsecured claims that would increase the transferee's holdings to or above an aggregate face amount of $3,500,000); In re Southeast Banking Corp., Case No. 91-14561-BKC-PGH (Bankr. S.D. Fla. July 21, 1994) (enjoining

5% trades of common stock); In re Phar-Mor, Inc., 152 B.R. 924 (Bankr. N.D. Ohio 1993) (enjoining shareholders from selling stock in the debtor unless they obtained relief from the automatic stay); In re McLean Indus. Inc., Case Nos. 86-B-12238-12241 (Bankr. S.D.N.Y. Feb. 16, 1989) (requiring an application to the court for authority to transfer any claims); In re W.R. Grace & Co., et al., Case No. 01-01139 (JKF) (Bankr. D. Del. Jan. 24, 2005) (requiring designated shareholders to provide debtors with notice prior to purchasing or selling stock).

         24. Courts ordering such relief generally have done so by imposing notice and hearing requirements on any proposed transfer of stock or claims to or by a person or entity whose holdings of such stock or claims exceeds, or would exceed as a result of the proposed transfer, a certain threshold amount. The order in UAL Corp, supra, was typical in this regard. There, the Court entered an order imposing on any party a duty to provide notice to the Court and to debtor's counsel if such party intended to (a) acquire, accumulate or sell more than a prescribed number of shares of the debtor, or to add additional shares to such a block, or (b) acquire or sell certain claims against the debtors. The debtor then was afforded 15 days to object to such transaction, at which point a hearing would be held so that the court could decide whether to allow any such transfer to be consummated. See also In re Williams Comm. Group. Inc., Case No. 02-11957 (BRL) (Bankr. S.D.N.Y. July 24,
2002) (claims trading restrictions applied to certain claimholders); In re Worldtex, Inc., Case No. 01-785 (MFW) (Bankr. D. Del. Apr. 2, 2001) (stock trading restrictions applied to persons who were, or would become as a result of the proposed transfer, 5% stockholders).

C. The Relief Sought Is Narrow in Scope
   ------------------------------------

         25. The requested relief has been narrowly tailored to apply only to those persons or entities who own (or would be treated as owning as a result of the proposed transfer) equity in Owens Corning representing 4.75% or more of the equity securities of Owens Corning. As of the date hereof, the Debtors are aware of only two persons whose holdings exceed this threshold. The procedures requested by the Debtors would still permit most transactions involving the acquisition or disposition of equity securities to continue, subject only to Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws.(5)

         26. Unlike a number of the orders described above, the Debtors are not seeking to impose any notification procedures or restrictions upon holders of claims against the Debtors or otherwise limit trading in such claims. Thus, the Debtors' proposed procedures apply to a narrower group of persons and entities than those approved in many other cases.

         27. It is imperative that the Debtors closely scrutinize any transactions that would increase the risk of an "ownership change" because a substantial owner shift (an estimated 25%) has already occurred. The proposed restrictions are crucial because once equity securities are transferred, the transaction is unlikely to be reversible for tax purposes. Accordingly, once a transfer acts to limit the Debtors' ability to use their Tax Attributes under
Section 382, such limitation may be permanent.

                          Request for Expedited Relief
                          ----------------------------

         28. The Debtors respectfully request that the Court shorten the notice period with respect to this Motion, because such action is necessary to protect a vital and endangered asset of their estates. As set forth above, the Debtors currently possess significant and valuable tax attributes, the benefit of which may be lost if prior to the effective date of the Debtors' plan of reorganization there occurs an "ownership change" within the meaning of Section 382.

         29. The Debtors believe that, at present, and particularly due to the recent trading activity in Owens Corning stock outlined above, they are



---------------------
(5) The Debtors do not seek to impose the requested notice and hearing procedures on persons or entities holding less than 4.75% of Owens Corning's equity securities so long as an acquisition or disposition would not result in the ownership by any person or entity of 4.75% or more of Owens Corning's equity securities.

         vulnerable to experiencing an"ownership change" under Section 382 as a result of trading in Owens Corning's equity. If an ownership change occurs, the value of the Debtors' Tax Attributes will be significantly eroded.

         30. The Debtors anticipate that entry of the proposed final order attached hereto will eventually permit the Debtors and the Court to monitor equity trading in a manner that ensures that assets of the Debtors' estates will not be adversely affected. However, unless an expedited hearing is held on the interim relief sought in this Motion, the Debtors are concerned that their notice of this Motion may lead to a sudden increase in trading, which in turn may cause an ownership change to occur before the requested relief can become effective. Therefore, the Debtors believe that it is essential that an expedited hearing be held on this motion and that the Court enter the proposed interim order attached hereto.

         31. The Debtors propose that the Court schedule the hearing on the interim relief sought in this Motion at the next regularly scheduled omnibus hearing on February 28, 2005 at 10:00 a.m. in Wilmington, Delaware. The Debtors submit that it will be more efficient and economical to schedule the Motion for February 28, 2005 since many parties have already planned to be present at the omnibus hearing and, at this time, only a handful of items are expected to go forward. Use of the February 28th hearing date would also avoid calendaring a separate hearing date in Pittsburgh. This Court previously scheduled a similar motion on such shortened notice. See W.R. Grace & Co., Inc., 01-01139 (JKF). The Debtors propose that the hearing on the final relief sought be scheduled for the April 25, 2005 omnibus hearing, so that all parties have a opportunity to consider fully the final relief requested and raise any objections or concerns with the Debtors and/or the Court.

         32. Because the interim relief sought herein is temporary in nature, and because all equity holders will have an opportunity to object to the proposed interim order, no party-in-interest will be unduly prejudiced by shortening notice.

                               No Prior Request
                               ----------------

         33. No previous request for the relief sought herein has been made to this or any other Court.

                                  Conclusion
                                  ----------

         34. The Debtors' Tax Attributes are valuable assets of their estates that will facilitate the Debtors' reorganization and benefit all of their stakeholders. If the Debtors are unable to monitor and object to the above-referenced transfers, the Debtors' future use of their Tax Attributes may be jeopardized. The Debtors have proposed notice and hearing procedures that impose minimal burdens on affected entities to achieve a substantial benefit to the Debtors' estates, and the Debtors believe that granting the relief requested in this Motion is in the best interests of the Debtors' estates, their creditors and other parties in interest.

                                     Notice
                                     ------

         35. In accordance with Rule 2002-1(b) of the Local Rules of the United States Bankruptcy Court for the District of Delaware and the Order Clarifying Case Notice Procedures Pursuant to 11 U.S.C. ss.ss. 102 and 105; Fed. R. Bankr. P. 2002(m) and 9007; and Local Rule 2002-1(b), signed May 16, 2001, (NIBS Docket No. 1838), notice of this Motion has been given (A) by email, hand-delivery and/or overnight delivery and first-class United States mail, to: (i) the Office of the United States Trustee; (ii) counsel for the Creditors' Committee; (iii) counsel for the Asbestos Committee; (iv) the Office of the United States Attorney for the District of Delaware; (v) Bank of America, N.A., as the Debtors' Post-Petition Lender; (vi) Credit Suisse

First Boston, as agent with respect to that $2.0 billion Credit Agreement dated June 26, 1997; (vii) special counsel to the Creditors' Committee;
(viii) the Futures Representative and his counsel; and (ix) all known Substantial Equityholders; and (B) by first-class United States mail, to those parties who have requested service of all motions and pleadings pursuant to Bankruptcy Rule 2002. The proposed interim order attached hereto, if entered by the Court, provides for additional notice to be given to shareholders of Owens Corning.

                  WHEREFORE, the Debtors respectfully request that the Court enter interim and final orders, substantially in the forms attached hereto, approving the relief requested herein on an interim and final basis, and granting such other and further relief as is just and proper.

Dated:   February 23, 2005
                                    SAUL EWING LLP


                                By: /s/ Kate Stickles
                                    ----------------------------------------
                                    Norman L. Pernick (No. 2290)
                                    J. Kate Stickles (No. 2917)
                                    222 Delaware Avenue
                                    P.O. Box 1266
                                    Wilmington, Delaware 19899-1266
                                    (302) 421-6800
                                             and
                                    Adam H. Isenberg
                                    Centre Square West
                                    1500 Market Street, 38th Floor
                                    Philadelphia, PA  19102
                                    (215) 972-8662

                                    Counsel to Owens Corning, et al.

                                             and

                                    Stuart M. Finkelstein
                                    Skadden, Arps, Slate, Meagher & Flom LLP
                                    Four Times Square
                                    New York, NY  10036-6522
                                    (215) 735-2841

                                    Special Counsel to Owens Corning, et al.

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:
                                       Related to: ______
                                       Hearing Date:  ___________, 2005
                                       Agenda Item:  ____

              INTERIM ORDER PURSUANT TO SECTIONS 105(a), 362(a)(3)
              AND 541 OF THE BANKRUPTCY CODE (A) LIMITING CERTAIN
                 TRANSFERS OF EQUITY SECURITIES OF THE DEBTORS
                  AND (B) APPROVING RELATED NOTICE PROCEDURES
                  -------------------------------------------

         Upon the emergency motion (the "Motion")(1) of the above-captioned debtors and debtors in possession (the "Debtors") seeking entry of interim and final orders pursuant to sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) limiting certain transfers of equity securities of the Debtors and (B) approving related notice procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2); and it appearing that venue is proper in this District pursuant to 28 U.S.C. ss.ss. 1408 and 1409; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefore,


---------------------
(1) Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Debtors' Emergency Motion For Entry of Interim and Final Orders Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests of the Debtors and (B) Approving Related Notice Procedures.

         IT IS HEREBY ORDERED THAT:

         1. The Motion is granted to the extent set forth in this Interim Order (the "Order").

         2. Any purchase, sale or other transfer of equity securities of Owens Corning in violation of the restrictions or the procedures set forth herein (including the notice requirements set forth in P. P. 3(C) or 3(D)) shall be null and void ab initio as an act in violation of this Order and shall confer no rights on the transferee.

         3. The following procedures and restrictions shall apply to trading in the equity securities of Owens Corning:

            A. Notice of Substantial Equityholder Status. Any person or entity who currently or in the future Beneficially Owns (as defined in paragraph (B) below) at least 4.75% of the outstanding equity securities of Owens Corning (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors and the Debtors' counsel a notice of such status in the form attached hereto as 3 on or before the date that is the later of:
(A) March 21, 2005 or (B) ten (10) calendar days after such person or entity becomes a Substantial Equityholder.

            B. Beneficial Ownership. "Beneficial Ownership" of "equity securities" shall be defined consistent with the applicable definitions found in Section 382 of the Internal Revenue Code (the "IRC") and the Treasury Regulations thereunder (including attribution rules). In particular, Beneficial Ownership of equity securities shall include (but shall not be limited to):

               i. direct and indirect ownership by a holder (e.g., an individual shareholder of a holding company would he considered to "beneficially own" a proportionate share of all interests, as the case may be, owned or acquired by the holding company, its subsidiaries and/or affiliates);

               ii. ownership of a participation interest in a pass-through or grantor trust, with any such participant being considered to beneficially own a ratable share of all interests owned or acquired by such pass-through entity or such trust or its trustee;

               iii. ownership by a holder's family members;

               iv. ownership by persons or entities acting in concert with a holder to make a coordinated acquisition;

               v. ownership of an interest that such holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, a call, an equity security subject to risk of forfeiture, a contract to acquire an interest, or a similar interest (including those interests described in Treasury Regulation ss. 1.382-4(d)(9)), regardless of whether such interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option"); and

               vi. ownership by a trust qualified under Section 401(a) of the IRC.

                    For purposes of this Order, "equity securities" shall not include any instrument or obligation (other than an instrument or obligation that, pursuant to its terms, is convertible into stock of Owens Corning) that when issued or incurred, as the case may be, constituted debt for all federal income tax purposes.

            C. Acquisition of Equity Securities. Prior to effecting any acquisition of Owens Corning's equity securities (including the acquisition of Options to acquire Owens Corning 's equity securities) that would result in an increase in the amount of Owens Corning's equity securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Security (an "Equity Acquisition Notice"), in the form attached hereto as Exhibit 1B, specifically and in detail describing the intended transaction acquiring Owens Corning 's equity securities.

            D. Disposition of Equity Securities. Prior to effecting any disposition of Owens Corning 's equity securities (including the disposition of Options to acquire Owens Corning 's equity securities) that would result in a decrease in the amount of Owens Corning's equity securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Security (an "Equity Disposition Notice"), in the form attached hereto as Exhibit 1C, specifically and in detail describing the intended transaction disposing of Owens Corning's equity securities.

            E. Objection Procedures. No later than the date that is fifteen
(15) calendar days after the Debtors' actual receipt of an Equity

Acquisition Notice or Equity Disposition Notice (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or Proposed Equity Transferee, as appropriate, an objection (an "Objection") to any proposed transfer of Owens Corning's equity securities on the grounds that such transfer poses a material risk of adversely affecting the Debtors' ability to utilize any of their Tax Attributes as a result of an ownership change under Section 382 or Section 383 of the Internal Revenue Code.

               i. If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction and/or Proposed Equity Disposition Transaction, as applicable, shall not be effective unless approved by an order of this Court, after notice and a hearing and such time as such order is not subject to appeal, stay, modification, or reconsideration.

               ii. If the Debtors do not timely file an Objection by the Objection Deadline, or if the Debtors provide written notice to the Proposed Equity Transferor or Proposed Equity Transferee, as appropriate, that they do not object to such transaction prior to the expiration of the 15-day notice period, then the Proposed Equity Acquisition Transaction and/or Proposed Equity Disposition Transaction may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as applicable.

         4. Special Rules

            A. Agents, Brokers, Custodians, Nominees. Clearinghouses and Trustees. Sales, acquisitions or other transfers of equity securities of Owens Corning by a person or entity acting as a broker, agent, custodian, nominee, prime broker, clearinghouse or trustee on behalf of another person or entity shall not be subject to this Order with respect to that particular sale, acquisition or other transfer; provided, however, that a trustee of a trust qualified under Section 401(a) of the IRC, and the customer or principal of such agent, broker, custodian, nominee, prime broker, clearinghouse or trustee, shall not be excluded from this Order by reason of this paragraph.

            B. Account Managers. Sales, acquisitions or other transfers of equity securities of Owens Corning by a person or entity acting as a discretionary account manager or manager for one or more accounts, customers, regulated investment companies or mutual funds shall not be subject to this Order with respect to that particular sale, acquisition or other transfer; provided, however, that each of an account manager's individual customers, individual account holders, individual regulated investment companies or individual mutual funds shall not be excluded from this Order by reason of this paragraph (although such account manager shall not have any affirmative duty to inquire whether its customer or account holder shall be subject to this Order).

            C. Money Loans. A person or entity's use of equity securities of Owens Corning as collateral for a money loan shall not cause such person or entity to be subject to this Order with respect to such money loan; provided, however, that any transfer of collateral pursuant to the collection of such money loan shall not be excluded from this Order solely by reason of this paragraph.

            D. Riskless Principals. Market trades in equity securities of Owens Corning in which a person or entity acts as a "riskless principal" between customers by buying and selling the same aggregate amounts on the same trade date for effect on the same settlement date shall not be subject to this Order with respect to such trades; provided, however, that such trades shall not he excluded from this Order with respect to such customers solely by reason of this paragraph.

            E. Day Trading. "Day trading" market purchases and sales of equity securities of Owens Corning by a person or entity that net to zero at the end of each day (and that settle on the same day) shall not be subject to this Order with respect to such purchases and sales.

            F. Derivatives. Trading by a person or entity in its capacity as a dealer in derivative contracts in respect of derivatives on equity securities of Owens Corning shall not be subject to this Order with respect to such trades, so long as (i) those derivative contracts provide for cash settlement only and are in fact so cash settled and (ii) such person or entity undertakes to maintain its books of derivative contracts on such equity securities (including for this purpose cash short sales and cash long positions currently owned by such person or entity that are from time to time designated as appertaining to those derivative books) in approximately the same net long or short position as was the case on February 23, 2005; provided that nothing herein shall cause the actual acquisition or disposition of equity securities not to be subject to this Order, even if such actual acquisition or disposition is in connection with or related to a derivatives contract. Nothing in this Order shall limit the scope of Sections 362, 546, 548, 555, 556, 559 and 560 of the Bankruptcy Code with respect to the financial and related contracts and agreements referenced therein.

            G. Short Sales. The borrowing of equity securities of Owens Corning for the purpose of effecting short sales or for on-lending, whether for the borrower's own account or for a customer account, shall not be subject to this Order so long as such borrowing does not occur prior to the day when such equity securities are used to complete and settle the short sale or on-lending; provided that the initial lender of such shares or the purchaser of such shares shall not be excluded from this Order solely by reason of this paragraph. The closing and settlement upon unwinding of such short sale by the short-seller shall also not be subject to this Order, so long as the equity securities of Owens Corning used to close such short sale are acquired on the date such equity are returned to the lender.

            H. Waiver of Restrictions. The Debtors shall be permitted to waive any restrictions, limitations or notice requirements imposed by this Order; provided, however, that any such waiver shall be filed with this Court.

         5. Other Notice Procedures

            A. Service of Procedures Notice. Following entry of this Order, the Debtors shall deliver a copy of the Notice of (A) Notification Procedures Applicable to Substantial Holders of Equity Securities and (B) Notification and Hearing Procedures for the Trading in Equity Securities (the "Notice of Notification Procedures") (a copy of which is attached hereto as Exhibit 2) to the entities listed below. The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these notice procedures and the relevant notices described herein.

               i.   the Office of the United States Trustee;

               ii. any official statutory committee appointed in these Chapter 11 Cases;

               iii. counsel for the Debtors' debtor-in-possession lenders;

               iv. the transfer agents for all classes of equity securities of the Debtors; and

               v. all entities who file notices of appearance and request service of papers pursuant to Bankruptcy Rule 2002.

            B. The Debtors shall also deliver the Notice of Notification Procedures to any and all registered holders of equity securities of Owens Corning.

               i. Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such equity securities, and so on down the chain of ownership.

               ii. Any person or entity in its individual capacity (a "Prospective Seller"), and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling 1% or more of Owens Corning's equity securities to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.

            C. The Debtors shall publish the Notice of Notification Procedures in the domestic editions of the Wall Street Journal, USA Today and the Toledo Blade.

         6. The requirements set forth in this Order are in addition to the requirements of Federal Rule of Bankruptcy Procedure 3001(e) and applicable securities, corporate and other laws, and do not excuse compliance therewith.

         7. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

         8. Notwithstanding the possible applicability of Bankruptcy Rules 6004(g), 7062, or 9014, the terms, conditions and notification procedures of this Order shall be effective as of the date this Order is entered; provided, however, that any transaction permissible without notice under this Order shall be deemed to be in compliance with this Order.

         9. Nothing in this Order is intended to have any precedential effect in any other proceeding involving a Debtor or a Substantial Equityholder and shall not be used as either res judicata or collateral estoppel, or otherwise have precedential effect, in any such other proceeding.

         10. Except for those persons or entities that are required to provide notice pursuant to Paragraphs 3 of this Order, no person or entity shall be liable for any damages or losses resulting from or caused by a violation of this Order.

         11. Parties in interest that oppose the interim relief granted in this Order becoming final, and the entry of a final order granting the relief sought in the Motion, must file an objection with this Court and serve such objection on Debtors' counsel on or before ______________, 2005 at 4:00 p.m. prevailing Eastern time. If objections are filed, they will be heard on _________________, 2005 at ________ at the United States Bankruptcy Court in Wilmington, Delaware. If no objections are timely filed, the Court may enter a final order granting the relief sought in the Motion without further notice or hearing.

         12. This Order shall not apply after the effective date of the Debtors' plan of reorganization.

         13. All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

Dated: _______________, 2005

                                        ----------------------------------
                                        The Honorable Judith K. Fitzgerald
                                        United States Bankruptcy Judge

                                   Exhibit 1A

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(1)
                ----------------------------------------------

         PLEASE TAKE NOTICE that [name of equityholder] is/has become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of Owens Corning, a debtor and debtor in possession in Case No. 00-03837, pending in the United States Bankruptcy Court for the District of Delaware (the "Court").

         PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equityholder] Beneficially Owns [___] shares of the Equity Securities of Owens Corning. The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the Beneficial Owner of such Equity Securities:

--------------------------------------------------------------------------------
Number of Shares            Type of Equity Security          Date Acquired
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Attach additional page if necessary)

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of equityholder] is __________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to he part of this Notice are true, correct and complete.


--------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [___________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [____________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, 824 Market Street, 3rd Floor, Wilmington DE 19801, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq.; (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn. Stuart M. Finkelstein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.


Dated:
[city, state]

                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 1B

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                     NOTICE OF INTENT TO PURCHASE, ACQUIRE
                   OR OTHERWISE ACCUMULATE EQUITY SECURITIES
                   -----------------------------------------

         PLEASE TAKE NOTICE that [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of Owens Corning or an Option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquirer] filed a Notice of Status as a Substantial Equityholder(1) with the United States Bankruptcy Court for the District of Delaware (the "Court") and served copies thereof on the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer] currently Beneficially Owns _________ shares of the Equity Securities of Owens Corning.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate [_____] shares of Equity Securities or an Option with respect to [_____] shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own [____________] shares of Equity Securities after the transfer.

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is ___________________________________.


-------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [_______________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [_________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq.; (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn. Stuart M. Finkelstein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.

         PLEASE TAKE FURTHER NOTICE that the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court, after notice and an opportunity for a hearing, and such time as such order is not subject to appeal, modification, stay, or reconsideration. If the Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in this Notice; provided, however, that if, prior to the expiration of the foregoing fifteen
(15) day notice period, the Debtors provide written notice that they do not object to the Proposed Transfer, the Proposed Transfer may proceed as specifically as set forth in this Notice.

         The undersigned prospective acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Dated:
[city, state]


                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 1C

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                  NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
                           TRANSFER EQUITY SECURITIES
                           --------------------------

         PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of Owens Corning or an Option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder(1) with the United States Bankruptcy Court for the District of Delaware (the "Court") and served copies thereof on the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE that [name of prospective seller] currently Beneficially Owns __________ shares of Equity Securities of Owens Corning.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer _______ shares of Equity Securities or an Option with respect to ______ shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own ______ shares of Equity Securities after the transfer.

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is ___________________.


--------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Interim Order of this Court, entered [__________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order of this Court, entered on [_________, 2005], Limiting Certain Transfers of Equity Securities of' the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn.: Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq., (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn.: Stuart M. Finklestein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.

         PLEASE TAKE FURTHER NOTICE that the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will not be effective unless approved by an Order of the Court, after notice and a hearing and such time as such Order is not subject to appeal, modification, stay, or reconsideration. If the Debtors do not object within such fifteen (15) day period, then after expiration of such period, the Proposed Transfer may proceed specifically as set forth in this Notice; provided, however, that if, prior to the expiration of the foregoing fifteen (15) day notice period, the Debtors provide written notice that they do not object to the Proposed Transfer, the Proposed Transfer may proceed as specifically as set forth in this Notice.

         [Name of prospective seller] understands that any further transactions that may result in [name of prospective seller] selling, trading or otherwise transferring shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.



Dated:
[city, state]

                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 2

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE
                  TO SUBSTANTIAL HOLDERS OF EQUITY SECURITIES
                        AND (B) NOTIFICATION AND HEARING
                  PROCEDURES FOR TRADING IN EQUITY SECURITIES
                  -------------------------------------------

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN OWENS CORNING:

         PLEASE TAKE NOTICE that on October 5, 2000 (the "Petition Date"), Owens Corning, together with certain of its subsidiaries and affiliates (collectively, the "Debtors"), commenced cases under Chapter 11 of Title 11 of the United States Code as amended from time to time (the "Bankruptcy Code").

         PLEASE TAKE FURTHER NOTICE that on [_________, 2005], the United States Bankruptcy Court for the District of Delaware (the "Court") entered an interim order (the "Interim Order") imposing certain transfer restrictions on equity securities of Owens Corning and approving the procedures set forth in the Interim Order (the "Notice Procedures") to preserve the certain tax attributes of the Debtors.

         As further specified in the Interim Order, the Interim Order imposes limitations upon (i) acquisitions of equity securities of Owens Corning by persons or entities who already hold 4.75% or more of Owens Corning's equity securities; (ii) acquisitions of equity securities of Owens Corning by persons or entities who hold less than 4.75% of Owens Corning's equity securities if such acquisitions would cause such persons or entities to hold 4.75% or more of Owens Corning equity securities; and (iii) disposition of equity securities of Owens Corning by persons or entities who hold 4.75% or more of Owens Corning's equity securities. Any acquisition, sale or other transfer of equity securities of Owens Corning in violation of the Interim Order or the Notice Procedures shall be null and void ab initio and shall confer no rights on the transferee.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Interim Order, the Notice Procedures shall apply to holding, acquiring and disposing, and any other transfers of EQUITY SECURITIES IN OWENS CORNING.

         PLEASE TAKE FURTHER NOTICE that any person or entity may obtain a copy of the Interim Order, the Notice Procedures and the forms of each of the required notices described therein by:

         1. Obtaining a copy of such documents from the website www.ocplan.com.

         2. Contacting Saul Ewing LLP, counsel to the Debtors, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Pauline Z. Ratkowiak, Paralegal, 302-421-6861, pratkowiak@saul.com.

         3. Contacting Digital Legal Services, L.L.C., at the following address: DIGITAL LEGAL SERVICES, L.L.C., 1001 Jefferson Plaza, Suite 100, Wilmington, DE 19801 (302) 888-2060.

Such documents also may be viewed at the Office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, 302-252-2900, Monday through Friday during the hours of 8:00 a.m. to 4:00 p.m., excluding Federal Holidays.

         PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

         PLEASE TAKE FURTHER NOTICE that parties-in-interest that oppose the relief granted in the Interim Order becoming final must file an objection with the Court and serve such objection on counsel to the Debtors on or before _______________, 2005, at 4:00 p.m. prevailing Eastern time. If objections are filed, they will be heard on ____________, 2005, at ______ [a.m/p.m.] at the United States Bankruptcy Court in ________________. If no objections are timely filed, the Court may enter an order making the relief granted in the Interim Order final, without further notice or hearing.

Dated: [city]
________, 2005                           OWENS CORNING, et al.

                                         By:  Saul Ewing LLP
                                              222 Delaware Avenue
                                              P.O. Box 1266
                                              Wilmington, DE  19899-1266
                                              Counsel for the Debtors
                                              and Debtors in Possession

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:
                                       Related to: ______
                                       Hearing Date:  ___________, 2005
                                       Agenda Item:  ____

               FINAL ORDER PURSUANT TO SECTIONS 105(a), 362(a)(3)
              AND 541 OF THE BANKRUPTCY CODE (A) LIMITING CERTAIN
                 TRANSFERS OF EQUITY SECURITIES OF THE DEBTORS
                  AND (B) APPROVING RELATED NOTICE PROCEDURES
                  -------------------------------------------

         Upon the emergency motion (the "Motion")(1) of the above-captioned debtors and debtors in possession (the "Debtors") seeking entry of interim and final orders pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) limiting certain transfers of equity securities of the Debtors and (B) approving related notice procedures; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. ss.ss. 157 and 1334; and it appearing that this proceeding is a core proceeding within the meaning of 28 U.S.C. ss. 157(b)(2); and it appearing that venue is proper in this District pursuant to 28 U.S.C. ss.ss. 1408 and 1409; and it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion need be provided; and after due deliberation and sufficient cause appearing therefore,


----------------------
(1) Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Debtors' Emergency Motion For Entry of Interim and Final Orders Pursuant to Sections 105(a), 362(a)(3) and 541 of the Bankruptcy Code (A) Limiting Certain Transfers of Equity Interests of the Debtors and (B) Approving Related Notice Procedures.

         IT IS HEREBY ORDERED THAT:

         1. The Motion is granted to the extent set forth in this Final Order (the "Order"). The Interim Order entered by this Court on ________________, 2005 on the same subject matter [Docket No. ___] is hereby superseded by this Order, except as noted herein.

         2. Any purchase, sale or other transfer of equity securities of Owens Corning in violation of the restrictions or the procedures set forth herein (including the notice requirements set forth in P. 3(C) or 3(D) below) shall be null and void ab initio as an act in violation of this Order and shall confer no rights on the transferee.

         3. The following procedures and restrictions shall apply to trading in the equity securities of Owens Corning:

            A. Notice of Substantial Equityholder Status. Any person or entity who currently or in the future Beneficially Owns (as defined in paragraph
     (B) below) at least 4.75% of the outstanding equity securities of Owens Corning (a "Substantial Equityholder") shall file with the Court and serve upon the Debtors and the Debtors' counsel a notice of such status in the form attached hereto as Exhibit 1A on or before the date that is the later of: (A) ___________, 2005 or (B) ten (10) calendar days after such person or entity becomes a Substantial Equityholder.

            B. Beneficial Ownership. "Beneficial Ownership" of "equity securities" shall be defined consistent with the applicable definitions found in Section 382 of the Internal Revenue Code (the "IRC") and the Treasury Regulations thereunder (including attribution rules). In particular, Beneficial Ownership of equity securities shall include (but shall not be limited to):

               i. direct and indirect ownership by a holder (e.g., an individual shareholder of a holding company would be considered to "beneficially own" a proportionate share of all interests, as the case may be, owned or acquired by the holding company, its subsidiaries and/or affiliates);

               ii. ownership of a participation interest in a pass-through or grantor trust, with any such participant being considered to beneficially own a ratable share of all interests owned or acquired by such pass-through entity or such trust or its trustee;

               iii. ownership by a holder's family members;

               iv. ownership by persons or entities acting in concert with a holder to make a coordinated acquisition;

               v. ownership of an interest that such holder has a right to acquire through the ownership of an option, a contingent purchase right, a warrant, convertible debt or equity, a put, a call, an equity security subject to risk of forfeiture, a contract to acquire an interest, or a similar interest (including those interests described in Treasury Regulation ss. 1.382-4(d)(9)), regardless of whether such interest or right to acquire is contingent or otherwise not currently exercisable (each such right or interest to acquire, an "Option"); and

               vi. ownership by a trust qualified under Section 401(a) of the IRC.

     For purposes of this Order, "equity securities" shall not include any instrument or obligation (other than an instrument or obligation that, pursuant to its terms, is convertible into stock of Owens Corning) that when issued or incurred, as the case may be, constituted debt for all federal income tax purposes.

            C. Acquisition of Equity Securities. Prior to effecting any acquisition of Owens Corning's equity securities (including the acquisition of Options to acquire Owens Corning 's equity securities) that would result in an increase in the amount of Owens Corning's equity securities Beneficially Owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder (a "Proposed Equity Acquisition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferee") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Purchase, Acquire or Otherwise Accumulate an Equity Security (an "Equity Acquisition Notice"), in the form attached hereto as Exhibit 1B, specifically and in detail describing the intended transaction acquiring Owens Corning's equity securities.

            D. Disposition of Equity Securities. Prior to effecting any disposition of Owens Corning's equity securities (including the disposition of Options to acquire Owens Corning's equity securities) that would result in a decrease in the amount of Owens Corning's equity securities Beneficially Owned by a Substantial Equityholder or that would result in a person or entity ceasing to be a Substantial Equityholder (a "Proposed Equity Disposition Transaction"), such person, entity or Substantial Equityholder (a "Proposed Equity Transferor") shall file with the Court and serve on the Debtors' counsel a Notice of Intent to Sell, Trade or Otherwise Transfer Equity Securities (an "Equity Disposition Notice"), in the form attached hereto as Exhibit 1C, specifically and in detail describing the intended transaction disposing of Owens Corning's equity securities.

            E. Objection Procedures. No later than the date that is fifteen
     (15) calendar days after the Debtors' actual receipt of an Equity Acquisition Notice or Equity Disposition Notice (the "Objection Deadline"), the Debtors may file with the Court and serve on a Proposed Equity Transferor or Proposed Equity Transferee, as applicable, an objection (an "Objection") to any proposed transfer of Owens Corning's equity securities described in such notice on the grounds that such transfer poses a material risk of adversely affecting the Debtors' ability to utilize any of their Tax Attributes as a result of an ownership change under Section 382 or Section 383 of the Internal Revenue Code.

               i. If the Debtors timely file an Objection by the Objection Deadline, the Proposed Equity Acquisition Transaction and/or Proposed Equity Disposition Transaction, as applicable, shall not be effective unless approved by an order of this Court, after notice and a hearing and such time as such order is not subject to appeal, stay, modification, or reconsideration.

               ii. If the Debtors do not timely file an Objection by the Objection Deadline, or if the Debtors provide written notice to the Proposed Equity Transferor or Proposed Equity Transferee, as applicable, that they do not object to such transaction prior to the expiration of the 15-day notice period, then the Proposed Equity Acquisition Transaction or Proposed Equity Disposition Transaction may proceed only as specifically described in an Equity Acquisition Notice or Equity Disposition Notice, as applicable.

         4. Special Rules

               A. Agents, Brokers. Custodians, Nominees, Clearinghouses and Trustees. Sales, acquisitions or other transfers of equity securities of Owens Corning by a person or entity acting as a broker, agent, custodian, nominee, prime broker, clearinghouse or trustee on behalf of another person or entity shall not be subject to this Order with respect to that particular sale, acquisition or other transfer; provided, however, that a trustee of a trust qualified under Section 401(a) of the IRC, and the customer or principal of such agent, broker, custodian, nominee, prime broker, clearinghouse or trustee, shall not be excluded from this Order by reason of this paragraph.

               B. Account Managers. Sales, acquisitions or other transfers of equity securities of Owens Corning by a person or entity acting as a discretionary account manager or manager for one or more accounts, customers, regulated investment companies or mutual funds shall not be subject to this Order with respect to that particular sale, acquisition or other transfer; provided, however, that each of an account manager's individual customers, individual account holders, individual regulated investment companies or individual mutual funds shall not be excluded from this Order by reason of this paragraph (although such account manager shall not have any affirmative duty to inquire whether its customer or account holder shall be subject to this Order).

               C. Money Loans. A person or entity's use of equity securities of Owens Corning as collateral for a money loan shall not cause such person or entity to be subject to this Order with respect to such money loan; provided, however, that any transfer of collateral pursuant to the collection of such money loan shall not be excluded from this Order solely by reason of this paragraph.

               D. Riskless Principals. Market trades in equity securities of Owens Corning in which a person or entity acts as a "riskless principal" between customers by buying and selling the same aggregate amounts on the same trade date for effect on the same settlement date shall not be subject to this Order with respect to such trades; provided, however, that such trades shall not be excluded from this Order with respect to such customers solely by reason of this paragraph.

               E. Day Trading. "Day trading" market purchases and sales of equity securities of Owens Corning by a person or entity that net to zero at the end of each day (and that settle on the same day) shall not be subject to this Order with respect to such purchases and sales.

               F. Derivatives. Trading by a person or entity in its capacity as a dealer in derivative contracts in respect of derivatives on equity securities of Owens Corning shall not be subject to this Order with respect to such trades, so long as (i) those derivative contracts provide for cash settlement only and are in fact so cash settled and (ii) such person or entity undertakes to maintain its books of derivative contracts on such equity securities (including for this purpose cash short sales and cash long positions currently owned by such person or entity that are from time to time designated as appertaining to those derivative books) in approximately the same net long or short position as was the case on February 23, 2005; provided that nothing herein shall cause the actual acquisition or disposition of equity securities not to be subject to this Order, even if such actual acquisition or disposition is in connection with or related to a derivatives contract. Nothing in this Order shall limit the scope of Sections 362, 546, 548, 555, 556, 559 and 560 of the Bankruptcy Code with respect to the financial and related contracts and agreements referenced therein.

               G. Short Sales. The borrowing of equity securities of Owens Corning for the purpose of effecting short sales or for on-lending, whether for the borrower's own account or for a customer account, shall not be subject to this Order so long as such borrowing does not occur prior to the day when such equity securities are used to complete and settle the short sale or on-lending; provided that the initial lender of such shares or the purchaser of such shares shall not be excluded from this Order solely by reason of this paragraph. The closing and settlement upon unwinding of such short sale by the short-seller shall also not be subject to this Order, so long as the equity securities of Owens Corning used to close such short sale are acquired on the date such equity are returned to the lender.

               H. Waiver of Restrictions. The Debtors shall be permitted to waive any restrictions, limitations or notice requirements imposed by this Order; provided, however, that any such waiver shall be filed with this Court.

         5. Other Notice Procedures

            A. Service of Procedures Notice. Following entry of this Order, the Debtors shall deliver a copy of the Notice of (A) Notification Procedures Applicable to Substantial Holders of Equity Securities and (B) Notification and Hearing Procedures for Trading in Equity Securities (the "Notice of Notification Procedures") (a copy of which is attached hereto as Exhibit 2) to the entities listed below. The Notice of Notification Procedures shall inform all recipients thereof how to obtain copies of these notice procedures and the relevant notices described herein.

               i.   the Office of the United States Trustee;

               ii. any official statutory committee appointed in these Chapter 11 Cases;

               iii. counsel for the Debtors' debtor-in-possession lenders; iv.
                    the transfer agents for all classes of equity securities of the Debtors; and

               v. all entities who file notice of appearance and request service of papers pursuant to Bankruptcy Rule 2002.

            B. The Debtors may, no more often than once every three months during the pendency of these Chapter 11 cases, deliver the Notice of Notification Procedures to any and all registered holders of equity securities of Owens Corning.

               i. Any such registered holder shall, in turn, deliver a copy of the Notice of Notification Procedures to any holder for whose account such registered holder holds such equity securities, and so on down the chain of ownership.

               ii. Any person or entity in its individual capacity (a "Prospective Seller"), and any broker or agent acting on behalf of a Prospective Seller, who contemplates selling 1% or more of Owens Corning's equity securities to another person or entity (a "Prospective Purchaser") must provide a copy of the Notice of Notification Procedures to each Prospective Purchaser or any broker or agent acting on behalf of a Prospective Purchaser.

         6. The requirements set forth in this Order are in addition to the requirements of Federal Rule of Bankruptcy Procedure 3001(e) and applicable securities, corporate and other laws, and do not excuse compliance therewith.

         7. This Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.

         8. Notwithstanding the possible applicability of Bankruptcy Rules 6004(g), 7062, or 9014, the terms, conditions and notification procedures of this Order shall be effective as of the date this Order is entered.

         9. Nothing in this Order is intended to have any precedential effect in any other proceeding involving a Debtor or a Substantial Equityholder and shall not be used as either res judicata or collateral estoppel, or otherwise have precedential effect, in any such other proceeding.

         10. Except for those persons or entities that are required to provide notice pursuant to Paragraph 3 of this Order, no person or entity shall be liable for any damages or losses resulting from or caused by a violation of this Order.

         11. This Order shall not apply after the effective date of the Debtors' plan of reorganization.

         12. All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).

Dated:  _____________, 2005


                                         ----------------------------------
                                         The Honorable Judith K. Fitzgerald
                                         United States Bankruptcy Judge

                                   Exhibit 1A

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:


                NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(1)
                -----------------------------------------------

         PLEASE TAKE NOTICE that [name of equityholder] is/has become a Substantial Equityholder with respect to the equity securities (the "Equity Securities") of Owens Corning, a debtor and debtor in possession in Case No. 00-03837, pending in the United States Bankruptcy Court for the District of Delaware (the "Court").

         PLEASE TAKE FURTHER NOTICE that, as of [date], [name of equityholder] Beneficially Owns [___] shares of the Equity Securities of Owens Corning. The following table sets forth the date(s) on which [name of equityholder] acquired or otherwise became the Beneficial Owner of such Equity Securities:

     --------------------------------------------------------------------------
     Number of Shares          Type of Equity Security          Date Acquired
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     (Attach additional page if necessary)

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of name of equityholder is ____________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.


-------------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Final Order of this Court, entered [___________, 2005], Limiting Certain Transfers of
       Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order of this Court, entered on [ __________, 20005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq.; (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn. Stuart M. Finkelstein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.


Dated:
[city, state]

                                         Respectfully submitted,

                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 1B

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                     NOTICE OF INTENT TO PURCHASE, ACQUIRE
                   OR OTHERWISE ACCUMULATE EQUITY SECURITIES
                   -----------------------------------------

         PLEASE TAKE NOTICE that [name of prospective acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the equity securities (the "Equity Securities") of Owens Corning or an Option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE that, if applicable, on [prior date(s)], [name of prospective acquired] filed a Notice of Status as a Substantial Equityholder(1) with the United States Bankruptcy Court for the District of Delaware (the "Court") and served copies thereof on the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer] currently Beneficially Owns shares of the Equity Securities of Owens Corning.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective acquirer] proposes to purchase, acquire or otherwise accumulate [ ] shares of Equity Securities or an Option with respect to [ ] shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective acquirer] will Beneficially Own [ ] shares of Equity Securities after the transfer.

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is _________________________________.


-------------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Final Order of this Court, entered [___________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective acquirer] hereby declares it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order of this Court, entered on [___________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq., (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn. Stuart M. Finkelstein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.

         PLEASE TAKE FURTHER NOTICE that the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court, after notice and an opportunity for a hearing, and such time as such order is not subject to appeal, modification, stay, or reconsideration. If the Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in this Notice; provided, however, that if, prior to the expiration of the foregoing fifteen
(15) day notice period, the Debtors provide written notice that they do not object to the Proposed Transfer, the Proposed Transfer may proceed as specifically as set forth in this Notice.

         The undersigned prospective acquirer understands that any further transactions that may result in [name of prospective acquirer] purchasing, acquiring or otherwise accumulating additional shares of Equity Securities (or an Option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.


Dated:
[city, state]

                                         Respectfully submitted,


                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 1C

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                        NOTICE OF INTENT TO SELL, TRADE
                    OR OTHERWISE TRANSFER EQUITY SECURITIES
                    ---------------------------------------

         PLEASE TAKE NOTICE that [name of prospective seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the equity securities (the "Equity Securities") of Owens Corning or an Option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE that [if applicable] on [prior date(s)], [name of prospective seller] filed a Notice of Status as a Substantial Equityholder(1) with the United States Bankruptcy Court for the District of Delaware (the "Court") and served copies thereof on the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE that [name of prospective acquirer] currently Beneficially Owns shares of the Equity Securities of Owens Corning.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, [name of prospective seller] proposes to sell, trade or otherwise transfer shares of Equity Securities or an Option with respect to shares of Equity Securities. If the Proposed Transfer is permitted to occur, [name of prospective seller] will Beneficially Own ______________ shares of Equity Securities.

         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [name of prospective acquirer] is .

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [name of prospective seller] hereby declares that it has examined this Notice and accompanying attachments (if any) and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.


---------------------
(1) For purposes of this Notice, all capitalized terms not defined herein shall have the same meaning as is set forth in the Final Order of this Court, entered [_____________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Final Order of this Court, entered on [_________, 2005], Limiting Certain Transfers of Equity Securities of the Debtors and Approving Related Notice Procedures, this Notice is being (A) filed with the Court, (B) served upon Saul Ewing LLP, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Norman L. Pernick, Esq. and upon Saul Ewing LLP, Centre Square West, 1500 Market Street, 38th Floor, Philadelphia, PA 19102, attn. Adam H. Isenberg, Esq.; (C) served upon Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036-6522, attn. Stuart M. Finkelstein, Esq.; and (D) served upon Owens Corning, One Owens Corning Parkway, Toledo, Ohio 43659, attn. General Counsel.

         PLEASE TAKE FURTHER NOTICE that the Debtors have fifteen (15) calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors timely file an objection, such Proposed Transfer will not be effective unless approved by an order of the Court, after notice and a hearing and such time as such order is not subject to appeal, modification, stay, or reconsideration. If the Debtors do not object within such fifteen (15) day period, then after expiration of such period the Proposed Transfer may proceed specifically as set forth in the Notice; provided, however, that if, prior to the expiration of the foregoing fifteen (15) day notice period, the Debtors provide written notice that they do not object to the Proposed Transfer, the Proposed Transfer may proceed as specifically as set forth in this Notice.

         [Name of prospective seller] understands that any further transactions that may result in [name of seller] selling, trading or otherwise transferring shares of Equity Securities (or an Option with respect thereto) may each require an additional notice filed with the Court to be served in the same manner as this Notice.


Dated:
[city, state]

                                         Respectfully submitted,


                                         [Name of Acquirer/Seller] [Address]
                                         [telephone and facsimile]

                                   Exhibit 2

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-----------------------------------
                                   :
In re:                             :     Chapter 11
                                   :
OWENS CORNING, et al.,             :     Case No. 00-03837 (JKF)
                                   :
               Debtors.            :     Jointly Administered
-----------------------------------:

                NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE
                  TO SUBSTANTIAL HOLDERS OF EQUITY SECURITIES
                  AND (B) NOTIFICATION AND HEARING PROCEDURES
                        FOR TRADING IN EQUITY SECURITIES
                        --------------------------------

TO ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN OWENS CORNING:

         PLEASE TAKE NOTICE that on October 5, 2000 (the "Petition Date"), Owens Corning, together with certain of its subsidiaries and affiliates (collectively, the "Debtors"), commenced cases under Chapter 11 of Title 11 of the United States Code as amended from time to time (the "Bankruptcy Code").

         PLEASE TAKE FURTHER NOTICE that on [_________, 2005], the United States Bankruptcy Court for the District of Delaware (the "Court") entered a final order (the "Order") imposing certain transfer restrictions on equity securities of Owens Corning and approving the related notification procedures set forth in the Order (the "Notice Procedures") to preserve certain tax attributes of the Debtors.

         As further specified in the Order, the Order imposes limitations upon
(i) acquisitions of equity securities of Owens Corning by persons or entities who already hold 4.75% or more of Owens Corning's equity securities; (ii) acquisitions of equity securities of Owens Corning by persons or entities who hold less than 4.75% of Owens Corning's equity securities if such acquisitions would cause such persons or entities to hold 4.75% or more of Owens Corning equity securities; and (iii) disposition of equity securities of Owens Corning by persons or entities who hold 4.75% or more of Owens Corning's equity securities. Any sale or other transfer of equity securities in Owens Corning in violation of the Order or the Notice Procedures shall be null and void ab initio and shall confer no rights on the transferee.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the Notice Procedures shall apply to holding, acquiring and disposing, and any other transfers of EQUITY SECURITIES IN OWENS CORNING.

         PLEASE TAKE FURTHER NOTICE that any person or entity may obtain a copy of the Order, the Notice Procedures and the forms of each of the required notices described therein by:

         1. Obtaining a copy of such documents from the website www.ocplan.com.

         2. Contacting Saul Ewing LLP, counsel to the Debtors, 222 Delaware Avenue, P.O. Box 1266, Wilmington, DE 19899, attn. Pauline Z. Ratkowiak, Paralegal, 302-421-6861, pratkowiak@saul.com.

         3. Contacting Digital Legal Services, L.L.C., at the following address: DIGITAL LEGAL SERVICES, L.L.C., 1001 Jefferson Plaza, Suite 100, Wilmington, DE 19801, (302) 888-2060.

Such documents also may be viewed at the Office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, 3rd Floor, Wilmington, Delaware 19801, 302-252-2900, Monday through Friday during the hours of 8:00 a.m. to 4:00 p.m., excluding Federal Holidays.

         PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

Dated: [city]
________, 2005                           OWENS CORNING, et al.

                                         By:      Saul Ewing LLP
                                                  222 Delaware Avenue
                                                  P.O. Box 1266
                                                  Wilmington, DE  19899-1266
                                                  Counsel for the Debtors
                                                  and Debtors in Possession